SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 20, 2006


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933      I.R.S. Employer
laws of South Carolina                                     Identification No.
                                                                57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     Please see Exhibit 99 for the Registrant's second quarter 2006 earnings release.

Item 9.01   Financial Statements and Exhibits

(c)  Exhibit 99  Registrant's Second Quarter 2006 Earnings Release

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date:  July 24, 2006                By: /s/ William C. Heslop
                                    --------------------------------------------
                                    William C. Heslop
                                    Senior Vice President and Chief Financial
                                    Officer

                                  EXHIBIT INDEX

Exhibit 99    Registrant's Second Quarter 2006 Earnings Release